                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                       DANNINGER MEDICAL TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

                       DANNINGER MEDICAL TECHNOLOGY, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
        1)  Title of each class of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        2)  Aggregate number of securities to which transaction applies:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        4)  Proposed maximum aggregate value of transaction:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        5)  Total Fee Paid:

            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)  Form, Schedule or Registration Statement No.:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3)  Filing Party:

             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)  Date Filed:

                       DANNINGER MEDICAL TECHNOLOGY, INC.
                                4140 Fisher Road
                              Columbus, Ohio 43228
                                 (614) 276-8267


                                                                  April 11, 1996


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Danninger Medical Technology, Inc. on Wednesday, May 22, 1996, at 9:00 a.m., at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio (Roberts Road exit from I-270 West). We look forward to greeting those stockholders who are able to attend.

     At the meeting, you are being asked to elect C. Craig Waldbillig and Peter
H. Williams to three-year terms as Class III members of the Board of Directors and to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the 1996 fiscal year.

     It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and return your proxy in the enclosed envelope at your earliest convenience.

     Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.

                                            Sincerely,


                                            Edward R. Funk
                                            Chairman of the Board

                       DANNINGER MEDICAL TECHNOLOGY, INC.
                                4140 Fisher Road
                              Columbus, Ohio 43228
                                 (614) 276-8267


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1996

                                                                  April 11, 1996

To the Stockholders of Danninger Medical Technology, Inc.:

     NOTICE is hereby given that the Annual Meeting of Stockholders of Danninger Medical Technology, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio, on Wednesday, the 22nd of May, 1996, at 9:00 a.m., local time, for the following purposes:

     1. To elect two Class III Directors, each for a three-year term expiring at the annual meeting of stockholders in 1999.

     2. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Owners of Common Stock of the Company of record at the close of business on March 31, 1996, will be entitled to vote at the meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1995, is enclosed.

     Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided as soon as possible so that your shares may be voted in accordance with your wishes. Thank you for your cooperation.

                                         By Order of the Board of Directors


                                         Edward R. Funk
                                         Chairman of the Board


                                   IMPORTANT

                     PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                       DANNINGER MEDICAL TECHNOLOGY, INC.
                                4140 Fisher Road
                              Columbus, Ohio 43228
                                 (614) 276-8267


                              PROXY STATEMENT FOR
                      1996 ANNUAL MEETING OF STOCKHOLDERS


                                                                  April 11, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Danninger Medical Technology, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Holiday Inn, 2350 Westbelt Drive, Columbus, Ohio, on Wednesday, May 22, 1996, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy will be first mailed to the stockholders on or about April 11, 1996.

     All shares represented by the accompanying proxy will be voted in accordance with the stockholder's directions specified thereon if the proxy is executed properly and received by the Board of Directors prior to the Annual Meeting. In the absence of specific instructions to the contrary, the proxy will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of C. Craig Waldbillig and Peter H. Williams as Class III directors of the Company; FOR the ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year 1996; and, at the discretion of the persons acting under the proxy, to transact such other business as properly may come before the meeting or any adjournment thereof.

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing prior to the meeting written notice of revocation with the President of the Company or a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the election of directors or for the ratification of the appointment of Coopers & Lybrand L.L.P. as independent certified public accountants. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

     Only stockholders of record at the close of business on March 31, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At February 29, 1996, the Company had outstanding 4,716,990 shares of common stock, $.01 par value ("Common Stock"). Each stockholder is entitled to one vote for each share held. There are no cumulative voting rights in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the only persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company on February 29, 1996:

        NAME AND ADDRESS          NUMBER OF SHARES             PERCENTAGE
       OF BENEFICIAL OWNER      BENEFICIALLY OWNED(1)          OF CLASS(2)
       -------------------------------------------------------------------
       Edward R. Funk                  848,513(3)              17.94%
       4140 Fisher Road
       Columbus, Ohio 43228

       Ingeborg V. Funk                848,513(3)              17.94%
       4140 Fisher Road
       Columbus, Ohio 43228

       Curtis A. Loveland              559,378(4)              11.83%
       41 S. High Street
       Columbus, Ohio 43215

       Daniel A. Funk, M.D.            236,228(5)               4.99%
       4701 Creek Road
       Cincinnati, Ohio 45242

- -------------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of February 29, 1996. Except as otherwise noted, each stockholder named above has sole voting, investment and dispositive power with respect to all shares listed opposite the stockholder's name.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of February 29, 1996.

(3) Edward R. Funk and Ingeborg V. Funk are husband and wife. Under the rules of the Securities and Exchange Commission, each may be deemed to beneficially own the shares of the other; consequently, the number reported in the table above for each includes 357,916 shares and 476,597 shares held of record by Dr. Funk and Mrs. Funk, respectively, and 14,000 shares which could have been acquired by Dr. Funk under stock options exercisable within 60 days of February 29, 1996. Dr. and Mrs. Funk each expressly disclaim beneficial ownership of shares held by the other.

(4) Includes 27,460 shares held by Mr. Loveland directly or in a self-directed retirement account; 12,500 shares which could have been acquired by Mr. Loveland under stock options exercisable within 60 days of February 29, 1996; and 519,418 shares held of record by Mr. Loveland as trustee for various irrevocable trusts for the benefit of Dr. and Mrs. Edward R. Funk's children and grandchildren.

(5) Includes 12,414 shares held by Daniel Funk's spouse and 12,500 shares which could have been acquired by Daniel Funk under stock options exercisable within 60 days of February 29, 1996. Daniel Funk expressly disclaims beneficial ownership of shares held by his spouse.

                             ELECTION OF DIRECTORS

     The Board of Directors proposes the election of two directors at the Annual Meeting to serve as Class III Directors. These nominees, C. Craig Waldbillig and Peter H. Williams, if elected, will each serve for a three-year term expiring at the 1999 Annual Meeting of Stockholders and until their successors have been elected and qualified. The nominees are currently directors of the Company.

     It is intended that the shares represented by the enclosed proxy, unless otherwise directed, will be voted FOR the election of the two nominees named above. In the event that any of the nominees for director should become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS III DIRECTOR.

     The following table sets forth certain information concerning each nominee, each continuing director of the Company and all of the nominees, directors and officers of the Company as a group, including beneficial ownership of the Company's Common Stock as of February 29, 1996.


                              CLASS III DIRECTORS
                     (NOMINEES FOR TERMS EXPIRING IN 1999)


                                                   DIRECTOR      COMMON STOCK
                                                 CONTINUOUSLY    BENEFICIALLY     PERCENTAGE
    NAME AND PRINCIPAL OCCUPATION        AGE        SINCE          OWNED (1)     OF CLASS (2)
- ---------------------------------------------------------------------------------------------
C. Craig Waldbillig                      70          1983         89,100(3)(7)      1.88%
Chairman of the Board of Medex, Inc.

Peter H. Williams                        45          1983         45,100(3)           *
Senior Vice President of Sena, Weller,
Rohs and Williams, Inc.


                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 1997)


                                                   DIRECTOR      COMMON STOCK
                                                 CONTINUOUSLY    BENEFICIALLY     PERCENTAGE
    NAME AND PRINCIPAL OCCUPATION        AGE        SINCE          OWNED (1)     OF CLASS (2)
- ---------------------------------------------------------------------------------------------
Daniel A. Funk, M.D.                     40          1985         236,228(3)(6)     4.99%
Orthopedic Surgeon

Daniel A. Gregorie, M.D.                 46          1993            0                *
President and Chief Executive Officer
of ChoiceCare

                                                   DIRECTOR      COMMON STOCK
                                                 CONTINUOUSLY    BENEFICIALLY     PERCENTAGE
    NAME AND PRINCIPAL OCCUPATION        AGE        SINCE          OWNED (1)     OF CLASS (2)
- ---------------------------------------------------------------------------------------------
Joseph A. Mussey                         47          1991         154,000(3)         3.18%
President, Treasurer and Chief
Executive Officer of the Company and
of Cross Medical Products, Inc.

Robert J. Williams                       63          1994            0                *
Chairman, Chief Executive Officer and
President of ARTEC, Inc.


                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 1998)


                                                   DIRECTOR      COMMON STOCK
                                                 CONTINUOUSLY    BENEFICIALLY     PERCENTAGE
    NAME AND PRINCIPAL OCCUPATION        AGE        SINCE          OWNED (1)     OF CLASS (2)
- ---------------------------------------------------------------------------------------------
Edward R. Funk                           70          1980         848,513(3)(4)     17.94%
Chairman of the Board of the
Company and of Cross Medical
Products, Inc.; President of
Superconductive Components, Inc.

Herbert J. Kahn                          55          1983          50,100(3)         1.06%
Executive Vice President
of CompuServe, Inc.

Curtis A. Loveland                       49          1983         559,378(3)(5)     11.83%
Partner, Porter, Wright, Morris &
Arthur

All directors and officers, as a group                          2,031,419(3)(4)(5)  40.91%
(12 in group)                                                            (6)(7)(8)

- --------------------------
* Less than one percent


(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of February 29, 1996. Except as otherwise noted, each stockholder named above has sole voting, investment and dispositive power with respect to all shares listed opposite the stockholder's name.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of February 29, 1996.

(3)        Includes 14,000 shares, 14,000 shares, 12,500 shares, 14,000 shares, 14,000 shares, 124,000 shares, 12,500 shares and 249,000 shares which could have been acquired by Dr. Edward R. Funk, Messrs. Kahn, Loveland, Waldbillig, P. Williams, Mussey and Dr. Daniel A. Funk and by all directors and officers as a group, respectively, under stock options exercisable within 60 days of February 29, 1996.

(4)        Includes 476,597 shares held of record by Mrs. Funk, as to which Dr.
           Edward R. Funk expressly disclaims beneficial ownership.

(5) Includes 27,460 shares held by Mr. Loveland directly or in a self-directed retirement account; 519,418 shares held of record by Mr. Loveland as trustee for various irrevocable trusts for the benefit of Dr. and Mrs. Edward R. Funk's children and grandchildren.

(6) Includes 12,414 shares owned by Dr. Daniel A. Funk's spouse, as to which he expressly disclaims beneficial ownership.

(7)        Includes 70,600 shares held in a revocable trust created by Mr.
           Waldbillig.

(8)        Includes 49,000 shares for officers.

     EDWARD R. FUNK, SC.D., is a founder and director of the Company and has previously served as President, Chief Executive Officer, and Treasurer of the Company. Additionally, Dr. Funk has served as Chairman of the Board of the Company since its inception. Dr. Funk is also a founder of Superconductive Components, Inc., Columbus, Ohio, and has been a director and President thereof since its inception in April 1987. Dr. Funk is the father of Dr. Daniel A. Funk, also a director of the Company.

     JOSEPH A. MUSSEY, President, Treasurer, and Chief Executive Officer, joined the Company in August 1990 as the Company's Vice President and Chief Financial Officer. Mr. Mussey was named President of the Company in April 1991 and Chief Executive Officer in November 1991. Mr. Mussey was previously Executive Vice President of the Process Automation Business of Combustion Engineering, Inc., a division of Asea Brown Boveri from 1987 until joining the Company in August 1990. From 1984 to 1987 he was Vice President, Operations of the Engineered Systems and Controls Group of Combustion Engineering. Prior thereto he worked for the B.F. Goodrich Co. where he held positions including Operations Controller, Director of Marketing for the Industrial Products Division, and Director of Analysis for the Engineered Products Group.

     HERBERT J. KAHN joined CompuServe, Inc. in September 1991 as Vice President of Administration and is currently an Executive Vice President of that company. Previously, Mr. Kahn had been the Executive Vice President of ABB Process Automation Inc., a division of Asea Brown Boveri, from December 1990 to September 1991. Asea Brown Boveri acquired Combustion Engineering, Inc., in January 1990, including its Process Automation Business where Mr. Kahn served as President of the Pulp and Paper Systems Group. Prior to that Mr. Kahn headed International Operations for the Process Automation Business.

     CURTIS A. LOVELAND, Secretary of the Company since January 1984, has been a practicing attorney for 23 years and has been a partner in the law firm of Porter, Wright, Morris & Arthur, Columbus, Ohio since 1979. Mr. Loveland is also a director of Rocky Shoes & Boots, Inc. and Applied Innovation Inc., both companies which have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     C. CRAIG WALDBILLIG has been Chairman of the Board of Medex, Inc., a manufacturer of disposable medical supplies and equipment based in Hilliard, Ohio for more than five years. Mr. Waldbillig also is retired as the Chief Executive Officer of Medex, Inc. Mr. Waldbillig, as a director of Medex, Inc., holds a directorship in a company which has a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     PETER H. WILLIAMS has been Senior Vice President of Sena, Weller, Rohs and Williams, Inc., a registered investment advisory firm in Cincinnati, Ohio, since March 1989. Mr. Williams was President of Sena, Weller, Rohs and Williams, Inc. for more than five years prior to the sale of that company in February 1989.

     DANIEL A. FUNK, M.D. has been an orthopedic surgeon in private practice in Cincinnati, Ohio, since September 1989 and is a partner with Orthopedic Consultants of Cincinnati, Inc. Dr. Funk completed a five-year residency in orthopedic surgery at the Mayo Clinic, Rochester, Minnesota in June 1986. Dr. Funk then completed a one-year fellowship in sports medicine with Dr. Frank Noyes, Director of the Cincinnati Sports Medicine Institute, Cincinnati, Ohio, in June 1987. Thereafter, Dr. Funk was in private practice in Columbus, Ohio, specializing in orthopedic surgery. From April 1988 to June 1989, Dr. Funk was Assistant Professor of The Ohio State University School of Medicine, Department of Orthopedic Surgery. Dr. Funk served as a member of the Company's Technical Advisory Board from 1984 until he was named as the Company's Medical Advisor in 1990. He is the son of Dr. Edward R. Funk, Chairman of the Board of the Company.

     DANIEL A. GREGORIE, M.D. has been the President and Chief Executive Officer of ChoiceCare, a managed health care company, in Cincinnati, Ohio, since June 1989.

     ROBERT J. WILLIAMS has been the Chairman of the Board, President and Chief Executive Officer of ARTEC, Inc. since 1988. ARTEC is an Indianapolis based manufacturer of disposable anesthesia and respiratory products.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company had a total of four regular meetings and took action by unanimous written consent once during 1995. The Board of Directors has standing Audit, Stock Option and Compensation, and Marketing Committees. The members of the Audit Committee are Messrs. Loveland, D. Funk and P. Williams. The Audit Committee oversees the work of the internal accounting staff and external auditors and met four times during 1995. The Stock Option and Compensation Committee, whose members are Messrs. Waldbillig, Kahn and R. Williams, reviews officer compensation and administers the stock option plans. The Stock Option and Compensation Committee met once and took action by unanimous written consent twice during 1995. The Marketing Committee, whose members are Messrs. Kahn, Waldbillig, Gregorie and R. Williams, reviews the marketing plans of the Company and met once during 1995. Only Mr. R. Williams attended fewer than 75% of the total number of Board meetings and committee meetings.

MEDICAL ADVISOR

     Dr. Daniel A. Funk, M.D., is the Company's Medical Advisor. Dr. Funk receives an $18,000 annual retainer and is paid a per diem fee when asked to perform a function requiring time beyond the retainer consideration, at the rate of $600 per half day and $1,200 per day, plus reimbursement of reasonable expenses.

OFFICERS AND SIGNIFICANT EMPLOYEES

     The officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Dr. Edward R. Funk, Chairman of the Board; Joseph A. Mussey, President, Treasurer and Chief Executive Officer; Dr. Daniel A. Funk, M.D., Medical Advisor; and Curtis A. Loveland, Secretary, the following persons are officers of the Company:

     IRA BENSON, age 40, was named Vice President, Sales and Marketing for Cross Medical Products, Inc., the Company's wholly owned subsidiary, in June 1992. From November 1988 until he joined the Company in June 1992, Mr. Benson was Vice President, Marketing and Director of Marketing of Orthomet, Inc., Minneapolis, Minnesota, a manufacturer and distributor of reconstructive hip and knee orthopaedic implants.

     THOMAS E. ZIMMER, age 54, was named Vice President, Manufacturing in August 1993 and served as the Company's Director of Manufacturing from May 1991 to August 1993. From May 1988 until joining the Company, Mr. Zimmer was Director of Manufacturing, Electronic Transmitter Group for ABB Kent-Taylor, a division of Asea Brown Boveri in Rochester, New York.

     PAUL A. MILLER, age 39, was named Vice President and Chief Financial Officer in July 1994. From July 1991 until joining the Company, Mr. Miller was Chief Financial Officer and General Counsel for Litter Industries, Inc., a diversified, family owned distributor in Chillicothe, Ohio. From 1983 until joining Litter Industries, Inc. Mr. Miller was with Coopers & Lybrand L.L.P.

COMPENSATION OF OFFICERS AND DIRECTORS

     The aggregate compensation of the Chief Executive Officer for the Company's fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993, is set forth in the following table. No other executive officer received compensation (based on salary and bonus) exceeding $100,000 during the 1995 fiscal year.

                                          SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                      Compensation
                                                     Annual Compensation                 Awards
                                            ------------------------------------      ------------
                                                                                          (g)
                                                                        (e)            Securities            (i)
                                              (c)         (d)       Other Annual       Underlying         All Other
             (a)                  (b)        Salary      Bonus      Compensation        Options          Compensation
 Name and Principal Position      Year        ($)         ($)           ($)               (#)              ($) (1)
- ---------------------------------------------------------------------------------------------------------------------
Joseph A. Mussey,                 1995      $125,005    $8,020           --              15,000(2)          $970.00
Chief Executive Officer,          1994       103,713     6,537           --              17,500(3)         2,285.00
President and Treasurer           1993       102,020     6,271           --               5,000(4)         1,082.89

- --------------
(1) Amount of Company contributions to Company's Retirement Express Master Savings Plan and Trust.

(2)       All shares are subject to an option granted under the 1994 Stock
          Option Plan.

(3) 12,500 shares are subject to an option granted under the 1984 Non-Statutory Stock Option Plan. 5,000 shares are subject to an option granted under the 1994 Stock Option Plan.

(4) All shares are subject to an option granted under the 1984 Non-Statutory Stock Option Plan.

EMPLOYMENT CONTRACTS

     On January 1, 1994, the Company and Cross Medical Products, Inc. entered into employment contracts with Dr. Edward R. Funk. Dr. Funk's employment agreement with the Company has a term of ten (10) years. It may be terminated by Dr. Funk upon thirty (30) days written notice, immediately upon written notice if his compensation is reduced, upon his death or upon termination for cause by the Company. Dr. Funk is to be compensated for the first three (3) years of the agreement at the rate of $60,000 per year, subject to adjustment based on the Consumer Price Index. Thereafter, Dr. Funk's compensation will be determined by the Company's Stock Option and Compensation Committee. The employment agreement contains restrictions on Dr. Funk regarding the Company's confidential information and inventions created by Dr. Funk. Additionally, Dr. Funk is restricted from competing with the Company during the term of the agreement and for three (3) years after its termination. Dr. Funk's employment agreement with Cross Medical

Products, Inc. contains substantially the same terms as the agreement with the Company, except that Dr. Funk's initial salary is $30,000 per year.

STOCK OPTIONS

     The Company had a 1984 Incentive Stock Option Plan which terminated on January 27, 1994, and had a 1984 Non-Statutory Plan which terminated on April 26, 1994. Stock options granted prior to the termination of these plans remain outstanding until they are exercised in full, expire or terminate under the terms of the stock option agreement. On May 19, 1994, the shareholders of the Company approved the Company's 1994 Stock Option Plan. The following tables contain information concerning the grant of stock options to the Company's Chief Executive Officer, Joseph A. Mussey, under the Company's 1994 Stock Option Plan:

                              OPTION GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
- ----------------------------------------------------------------------------------------------------
      (a)                      (b)              (c)                      (d)                 (e)
                            Number of
                           Securities        % of Total
                           Underlying      Options Granted
                             Options        to Employees               Exercise           Expiration
      Name                 Granted (#)     in Fiscal Year            Price ($/Sh)            Date
      ----                 -----------     --------------            ------------            ----
Joseph A. Mussey            10,000(1)           8.0%                    $4.25              01/01/01
                             5,000(1)           4.0%                    $8.875             06/30/01


(2) 10,000 Shares subject to option granted under 1994 Stock Option Plan, which option first became exercisable on January 1, 1996. 5,000 Shares subject to option granted under 1994 Stock Option Plan, which option first becomes exercisable on June 30, 1996.


                             AGGREGATED OPTION EXERCISES IN LAST
                            FISCAL YEAR AND FY-END OPTION VALUES

      (a)                                     (d)                                     (e)
                                      Number of Securities                   Value of Unexercised
                                     Underlying Unexercised                  In-the-Money Options
                                      Options at FY-End (#)                      at FY-End ($)

      Name                          Exercisable/Unexercisable              Exercisable/Unexercisable
      ----                          -------------------------              -------------------------
Joseph A. Mussey                         119,500/47,000                        $500,378/171,490

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors is paid $200 for each Board or Board Committee meeting attended plus $100 per quarter. Directors who are also employees of the Company do not receive additional compensation for serving as directors. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board meetings.

     The Company has granted stock options to Board members each fiscal year since 1986. Under the 1994 Stock Option Plan, each nonemployee director is automatically granted an option to purchase 5,000 shares on June 30 each year, exercisable at the fair market value at the date of grant, and exercisable for a five year period commencing one year after the date of grant. Each nonemployee director of the Company was automatically granted an option to purchase 5,000 shares at an exercise price of $8.875 per share on June 30, 1995. These options first become exercisable on June 30, 1996, and expire June 30, 2001.

RETIREMENT EXPRESS MASTER SAVINGS PLAN AND TRUST

     The Company's Retirement Express Master Savings Plan and Trust (the "Master Savings Plan"), as adopted by the Board of Directors on November 14, 1991, effective January 1, 1992, is a qualified defined contribution plan which contains a cash or deferred arrangement pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. Participation is available to any employee of the Company or its subsidiary on or following the date on which such employee has both reached the age of 21 and has been credited with 1,000 hours of service, provided that the 1,000 hours of service are credited during such employee's first year of employment or during a single calendar year. Employees who satisfied these requirements on the effective date of the Master Savings Plan were eligible to participate on the effective date. Employees may elect to participate by requesting a pre-tax reduction of compensation. Twenty-five percent of an employee's pre-tax contributions are matched by the Company; however, the maximum percent of compensation subject to the match is 4% of the employee's annual compensation. Pre-tax contributions for an individual cannot exceed 10% of the individual's gross compensation each year or $9,240 in 1995. Participants are 100% vested in their individual contributions to the Master Savings Plan at all times. A participant's vested percentage of the Company's matching contributions will be 20% once the participant has been credited with two vesting years, and an additional 20% for each additional vesting year thereafter until 100% vested. Messrs. Mussey, Zimmer, Benson and Miller are the only officers and directors currently participating in the Master Savings Plan.

RELATED PARTY TRANSACTIONS

     Mr. Loveland, Secretary, a director and stockholder of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur, Columbus, Ohio, which firm serves as general counsel to the Company.


                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent certified public accountants to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. Coopers & Lybrand L.L.P. also acted in this capacity for the fiscal year ended December 31, 1995.

     Although the Delaware General Corporation Law does not require the selection of independent certified public accountants to be submitted to a vote by stockholders, the Board continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the 1995 fiscal year.

     It is expected that a representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy at the Annual Meeting is required for ratification.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL.

                         COMPLIANCE WITH SECTION 16(a)
                          OF THE EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that, with the exception of one late report for each of Daniel A. Gregorie and Daniel
A. Funk, all officers, directors and greater than 10% stockholders complied with all filing requirements during fiscal 1995.

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995, containing financial statements for such year and the signed opinion of Coopers & Lybrand L.L.P., independent public accountants, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and the management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

                              COST OF SOLICITATION

     The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                             STOCKHOLDER PROPOSALS

     Each year the Board of Directors submits its nominations for election of directors at the annual meeting of stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the annual meeting of stockholders. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the annual meeting of stockholders to be held in 1996 must be received by the Company (addressed to the attention of the Secretary) on or before December 5, 1996. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                 OTHER MATTERS

     The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

     All duly executed proxies received will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        EDWARD R. FUNK
                                        CHAIRMAN OF THE BOARD

                  PROXY -- DANNINGER MEDICAL TECHNOLOGY, INC.

    The undersigned stockholder of Danninger Medical Technology, Inc. (the "Company") hereby appoints Edward R. Funk, Curtis A. Loveland and Joseph A. Mussey, or any one of them, as attorneys and proxies with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 22, 1996, and at any adjournment or adjournments thereof as follows:

1. THE ELECTION OF CLASS III DIRECTORS.

   [ ]  FOR all nominees listed below (except as marked to the contrary)
   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

                C. Craig Waldbillig     .     Peter H. Williams

2. RATIFICATION FOR THE SELECTION OF COOPERS & LYBRAND L.L.P. TO SERVE AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 1996:

                 [ ]  FOR        [ ]  AGAINST     [ ]  ABSTAIN

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (Continued and to be signed on other side.)

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated April 11, 1996, the Proxy Statement, and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.

 Please sign and date this Proxy below and return in the enclosed envelope.

                                           Dated:_________________________, 1996


                                                                NUMBER OF SHARES



                                            ____________________________________
                                                         (Signature)

                                            ____________________________________
                                                         (Signature)

                                            Signature(s) must agree with the
                                            name(s) printed on this Proxy.  If
                                            shares are registered in two
                                            names, both stockholders should
                                            sign this Proxy. When signing as
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            your full title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS